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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        August 21, 2003
                                                 -------------------------------

Commission File Number:                           1-5273-1
                         -------------------------------------------------------

                                Sterling Bancorp
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             (Exact name of Registrant as specified in its charter)


         New York                                         13-2565216
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(State of other jurisdiction                              (IRS Employer
 of incorporation)                                        Identification No.)


650 Fifth Avenue, New York, New York                     10019-6108
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(Address of principal executive offices)                  (Zip Code)

                                 (212) 757- 3300
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              (Registrant's telephone number, including area code)



                                       N/A
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              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 5
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OTHER EVENTS
------------


On August 21, 2003, the Company issued a press release announcing the declaration of a five-for-four stock split to be distributed on September 10, 2003 to shareholders of record on September 1, 2003. The Company also announced a quarterly cash dividend of $0.19 per post-split common share payable on September 30, 2003 to shareholders of record on September 15, 2003. The press release is included herein as Exhibit 99.1.


ITEM 7
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FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a)         Financial Statements of the Business Acquired
            Not Applicable


(b)         Pro Forma Financial Information
            Not Applicable


(c)         Exhibits
            99.1 Press Release dated August 21, 2003






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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





DATE:    August 21, 2003





BY:      /s/ JOHN W. TIETJEN
         -----------------------------------
         JOHN W. TIETJEN
         Executive Vice President, Treasurer
         and Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit
Number
------

 99.1                Press Release dated August 21, 2003